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AGREEMENT OF LEASE

1.

Parties

The parties to this lease are

CAPITAL SUPREME (PTY).LTD

2004/00519/07

Herein repsesented by Mr J Venter

(ID 710601 5013 087)

(“the Lessor”)

and

ME HEIDI WOOD

(ID 780419 0124 089)

(“the Lessee”).

2.

Interpretation

2.1.

In this lease, except in a context indicating that some other meaning is intended,

2.1.1.

“the Buildings” means the house and outbuildings situated on the Property;

2.1.2.

“day” means any day of the week, excluding Sundays and public holidays;

2.1.3.

“the Lease Period” means the period for which this lease subsists, including any period for which it is renewed;

2.1.4.

“the Lessor’s Equipment” means all fixtures and fittings contained in the Buildings and forming part thereof as well as the appliances, equipment, appurtenances, tools, and other articles and things described in the schedule to this lease, and (where consistent with the context) includes all replacements thereof, if any;

2.1.5.

“month” means a calendar month, and more specifically

2.1.5.1.

in reference to a number of months from a specific date, a calendar month commencing on that date or the same date of any subsequent month; and

2.1.5.2.

in any other context, a month of the calendar, that is, one of the 12 months of the calendar, and “monthly” has the corresponding meaning;

2.1.6.

“the Property”means, 22 PEBBLE BEACH PLACE, EAGLE CANYON  together with the Buildings and all other improvements to or upon the Property;

2.1.7.

“the Rates” means the assessment rates payable on the Property and includes any other charges payable by the Lessor to the local authority (such as, but not limited to, refuse removal charges or sanitary fees), but not charges for water, electricity or gas;

2.1.8.

“the Rent” means the rental payable by the Lessee to the Lessor for the hire of the Property;

2.1.9.

“year” means a period of 12 consecutive months commencing on the date on which this lease comes into operation or any anniversary of that date;

2.1.10.

"the agent" N.A;

2.1.11.

expressions in the singular also denote the plural, and vice versa;

2.1.12.

words and phrases denoting natural persons refer also to juristic persons, and vice versa; and

2.1.13.

pronouns of any gender include the corresponding pronouns of the other gender.

2.2.

Any provision of this lease imposing a restraint, prohibition, or restriction on the Lessee shall be so construed that the Lessee is not only bound to comply therewith but is also obliged to procure that the same restraint, prohibition, or restriction is observed by everybody occupying or entering the Property or any part thereof through, under, by arrangement with, or at the invitation of, the Lessee, including (without limiting the generality of this provision) the family, guests and servants of the Lessee.

2.3.

Clause headings appear in this lease for purposes of reference only and shall not influence the proper interpretation of the subject matter.

2.4.

This lease shall be interpreted and applied in accordance with South African law.

3.

Letting and hiring

3.1.

The Lessor lets and the Lessee hires the Property on the terms of this lease.

3.2.

The Lessee shall for the Lease Period and for no additional consideration have the use of the Lessor’s Equipment subject to the terms of this lease relating thereto.

4.

Duration

1.1

This lease shall come into operation on the _____ day of ___________ 200__ and shall       subsist for ________________years and ________ months from that date

1.2

Subject to clause 26.

1.

Rent

1.1.

The Rent shall be

1.1.1.

R________________(_____________________________RAND) for each month of the first year of the Lease Period; and

1.1.2.

an amount for each month of every subsequent year of the Lease Period which is 10.% (TEN PERCENT) greater than the amount of the Rent for the last month of the preceding year.)

1.2.

Whenever the Rates are increased during the Lease Period, the Lessor may, by written notice to the Lessee, increase the Rent by the amount of the increase in Rates, calculated on a monthly basis. Every such increase in the Rent shall take effect on the first day of the month following that in which the Lessor’s notice of the increase is received by the Lessee or, whichever is the later, the date on which the increase in the Rates takes effect.

1.3.

The Lessee shall pay the Rent monthly in advance on or before the 1st day of every month.

2.

Additional charges

In addition to paying the Rent, the Lessee shall reimburse the Lessor, monthly in arrear within 5(five) days after receiving an account from the Lessor reflecting the amount(s) so payable, with the cost of electricity, water and gas consumed on the Property, determined at the prevailing municipal tariff of charges.

3.

Payments

3.1.

All payments due by the Lessee to the Lessor under this lease shall be made to ______________________________________________  or to such other person, if any, at such other place, if any, as the Lessor has designated for the time being by written notice to the Lessee.

3.2.

The Lessee shall not withhold, defer, or make any deduction from any payment due to the Lessor, whether or not the Lessor is indebted to the Lessee or in breach of any obligation to the Lessee.

4.

The Rent and all other amounts payable by the Lessee under this lease shall be inclusive of value-added tax in so far as it is applicable.

4.1.

The Lessee shall be liable for interest on all overdue amounts payable under this lease at a rate PRIME PLUS 2 (TWO)% Per Annum  from time to time, reckoned from the due dates of such amounts until they are respectively paid.

5.

Deposit

5.1.

On entering into this lease the Lessee shall pay the Lessor a deposit of R_______ __(______________________________________RAND), which amount the Lessor may apply, in whole or part, in meeting any payment due by the Lessee to the Lessor at any time during the Lease Period or after the termination of this lease.

5.2.

Whenever during the Lease Period the deposit is so applied in whole or part, the Lessee shall on demand reinstate the deposit to its original amount.

5.3.

As soon as all the obligations of the Lessee to the Lessor have been discharged following the termination of this lease, the Lessor shall refund to the Lessee, free of interest, so much of the deposit as has not been applied in terms of the above provisions.

6.

Insurance

6.1.

The Lessee shall not keep or do in or about the Property anything such as is liable to enhance any of the risks against which the Buildings or the Lessor’s Equipment may be insured to the extent that the insurance of the Buildings or the Lessor’s Equipment is rendered void or voidable or the premiums of such insurance are, or become liable to be, increased.

6.2.

Without prejudice to any other right of action or remedy which the Lessor may have arising out of a breach of the aforegoing provision, the Lessor may recover from the Lessee on demand the full amount of any increase in insurance premiums attributable to such breach.

6.3.

For the purposes of the above provisions, the Lessee shall be entitled to assume that the Buildings and the Lessor’s Equipment will at all material times be insured against such risks, on such terms, for such amounts, and at such premiums as are for the time being usual in respect of similar buildings and the like contents of similar dwellings.

7.

Assignment and subletting

7.1.

The Lessee shall not, except with the prior written consent of the Lessor

7.1.1.

cede or assign all or any of the rights and obligations of the Lessee under this lease;

7.1.2.

sublet the Property in whole or part;

7.1.3.

give up possession of the Property to any third party;

7.1.4.

sublet or give up possession of all or any of the Lessor’s Equipment; or

7.1.5.

remove or allow to be removed from the Property all or any of the Lessor’s Equipment except for repair.

7.2.

The Lessor shall not, however, unreasonably withhold its consent to a subletting of the whole of the Property together with all the Lessor’s Equipment.

8.

Sundry duties of the lessee

The Lessee shall

8.1.

keep the Property and all parts thereof clean, tidy, and habitable;

8.2.

not use the Property or allow it to be used, in whole or part, for any purpose other than that of a private dwelling;

8.3.

take good and proper care of the Lessor’s Equipment and every item thereof, and refrain from causing or allowing it to be used for any purpose for which it was not intended;

8.4.

take all reasonable measures to protect the Property, all parts thereof, and the Lessor’s Equipment from abuse, damage, destruction, and theft;

8.5.

not bring onto the Property any article which, by reason of its weight or other characteristics, is liable to cause damage to any of the Buildings or the Property;

8.6.

not contravene any of the conditions of title of the Property or any of the laws, rules or regulations affecting owners, tenants or occupiers of the Property;

8.7.

not cause or commit any nuisance on the Property or cause any annoyance or discomfort to neighbours or the public;

8.8.

not leave refuse or allow it to accumulate in or about the Property except in adequate refuse bins suitably placed;

8.9.

refrain from interfering with the electrical, plumbing, or gas installations or systems serving the Property, except as may be necessary to enable the Lessee to carry out its obligations of maintenance and repair in terms of this lease;

8.10.

not allow more than(__) persons to reside on the Property at the same time;

8.11.

keep not more than (__) live animals on the Property as pets and maintain proper control of them at all times;

8.12.

not do or display anything which causes the Property to appear unsightly;

8.13.

take all reasonable measures to prevent blockages and obstructions from occurring in the drains, sewerage pipes and water pipes serving the Property; and

8.14.

provide at the Lessee’s own expense all electric, fluorescent, and incandescent light bulbs required on the Property.

9.

Maintenance and repairs

9.1.

The Lessee shall at his own expense and without recourse to the Lessor

9.1.1.

throughout the Lease Period maintain in good order condition the interiors of the Buildings, including all windows and doors, and the Lessor’s Equipment;

9.1.2.

promptly repair or make good all damage occurring in or to the interior of any of the Buildings or any of the Lessor’s Equipment from time to time during the Lease Period, whatever the cause of such damage, and including damage to any part or item of the Lessor’s Equipment or to any window or door, and replace all the same (as well as any keys) which have been broken, lost or destroyed (again regardless of cause);

9.1.3.

if any item of the Lessor’s Equipment is destroyed or damaged beyond repair, whatever the cause of the destruction or damage, promptly replace it with a brand new, identical item in good and (where appropriate) operative condition or, if an identical item is not obtainable, one which is as closely similar to the original as possible;

9.1.4.

take good and proper care of the garden on the Property, including all lawns, plants, shrubs, trees, and hedges, replacing all such as may die or be damaged (due regard being had to seasonal factors), carrying out such watering, cutting, trimming, mowing, pruning, fertilising, and other gardening activities as may reasonably be required, and supplying all the fertiliser and other substances necessary for these purposes;

9.1.5.

take good and proper care of the swimming pool on the Property, if applicable, causing it to be filled, cleaned, and treated with chemicals and otherwise, as regularly and effectively as may reasonably be required, and supplying all chemicals and other substances necessary for the purpose;

9.1.6.

on the termination of this lease, howsoever and whenever it terminates, return to the Lessor in good order, condition and repair, fair wear and tear excepted

9.1.6.1.

the Property and all parts thereof, together with the landlord’s fittings and all keys; and

9.1.6.2.

the Lessor’s Equipment and all items thereof (similarly with keys where applicable).

9.2.

If the Lessee notifies the Lessor in writing within 7 (seven) days after having taken possession of the Property of the need for any repairs to or in the Property or any of the Lessor’s Equipment or of the fact that any part of the Property or the Buildings, including any lock, key, door or window, any of the Lessor’s Equipment, the swimming pool, or any other improvement on or to the Property is damaged, missing, or out of order, the Lessor shall promptly cause the necessary repair or replacement to be effected at the Lessor’s own expense. If or in so far as the Lessee does not give such notice, the Lessee shall be deemed to have acknowledged that the Property, the Buildings, all parts thereof, the Lessor’s Equipment, and all items thereof, were intact, in place, and in good order, condition and repair when the Lessee took possession of the Property under this lease.

9.3.

The Lessor shall be responsible for the maintenance of, and for all repairs and replacements becoming necessary from time to time in or to, the roofs and outside walls of the Building, and the Lessor’s obligations in this respect shall include the maintenance and repair of the structure of the Buildings, and all systems, works and installations contained therein, and in particular the burglar alarm or security system.

9.4.

The Lessor shall not, however, be in breach of clause 12.3 in so far as any of its obligations thereunder are not or cannot be fulfilled by reason of any vis maior or the acts or omissions of others over whom the Lessor has no direct authority or control, and where the Lessor is indeed in breach of clause 12.3, the Lessee’s only remedy against the Lessor shall be a right of action for specific performance.

9.5.

Should the Lessee fail to carry out any of its obligations under this lease with regard to any maintenance, repair, or replacement, the Lessor shall be entitled, without prejudice to any of its other rights or remedies, to effect the required item of maintenance, repair, or replacement and to recover the cost thereof from the Lessee on demand.

10.

Alterations, additions and improvements

10.1.

The Lessee shall not make any alterations or additions to any of the Buildings, the Property, any part thereof, or any item of the Lessor’s Equipment without the Lessor’s prior written consent, but the Lessor shall not withhold its consent unreasonably to any such alteration or addition which is of a minor nature and not structural.

10.2.

If the Lessee does alter, add to, or improve the Property in any way, whether in breach of clause 13.1 or not, the Lessee shall, if so required in writing by the Lessor, restore the Property on the termination of this lease to its condition as it was prior to such alteration, addition or improvement having been made. The Lessor’s requirement in this regard may be communicated to the Lessee at any time, but not later than the (specify) day after the Lessee has delivered up the Property pursuant to the termination of this lease; and this clause 13.2 shall not be construed as excluding any other or further remedy which the Lessor may have in consequence of a breach by the Lessee of clause 13.1.

10.3.

Save for any improvement which is removed from the Property as required by the Lessor in terms of clause 13.2, all improvements made on or to the Property shall belong to the Lessor and may not be removed from the Property at any time. The Lessee shall not, whatever the circumstances, have any claim against the Lessor for compensation for any improvement or repair to the Property or the Lessor’s Equipment, nor shall the Lessee have a right of retention in respect of any improvements.

11.

Exclusion of lessor from certain liability and indemnity

11.1.

The Lessee shall have no claim for damages against the Lessor and may not withhold or delay any payment due to the Lessor by reason directly or indirectly of

11.1.1.

a breach by the Lessor of any of its obligations under this lease;

11.1.2.

any act or omission of the Lessor or any agent or servant of or contractor to the Lessor, whether or not negligent, or otherwise actionable at law, and including (without limiting the generality of the aforegoing) any act or omission of any cleaner, maintenance person, handyman, artisan, labourer, workman, watchman, guard, or commissionaire;

11.1.3.

the condition or state of repair at any time of the Property, the Buildings, or any part of the Property or the Buildings;

11.1.4.

any failure or suspension of, or any interruption in, the supply of water, electricity, gas, air-conditioning, heating, or any other amenity or service to the Property or any of the Buildings, whatever the cause;

11.1.5.

any breakdown of, or interruption in the operation of, any machinery, plant, equipment, installation, or system situated in or on, or serving, the Property or any part thereof or any of the Buildings, and including (but without limiting the generality of the aforegoing) the swimming pool plant or any geyser, boiler, burglar alarm, or security installation or system (again regardless of cause);

11.1.6.

any interruption of or interference with the enjoyment or beneficial occupation of the Property caused by any building operations or other works on or about the Property, whether carried out by the Lessor or by anybody else; or

11.1.7.

any other event or circumstance whatever occurring, or failing to occur, upon, in, or about the Property or any of the Buildings, whether or not the Lessor could otherwise have been held liable for such occurrence or failure, and the Lessee indemnifies the Lessor against all liability to members of the Lessee’s household, the Lessee’s servants, guests and other invitees, and all other persons who may occupy or be entitled to occupy the Property or any parts thereof through or under the Lessee, in consequence of any such matter as is referred to in clauses 14.1. to 14.3 above.

11.2.

The Lessor shall not, however, be excused from specific performance of any of its obligations under this lease, whether express or implied, and particularly (but not only) its obligations to afford the Lessee occupation and enjoyment of the Property as contemplated by this lease and to carry out such maintenance and repairs as are incumbent upon the Lessor in terms hereof; and if the Lessor fails to carry out any such obligation of maintenance or repair with reasonable speed or efficiency, and persists in such default after reasonable notice in writing requiring that it be remedied, the Lessee may cause the necessary maintenance or repair (including any incidental or necessary replacement) to be carried out and may then recover the reasonable cost thereof from the Lessor on demand.

12.

Lessor’s rights of entry and carrying out of works

12.1.

The Lessor’s representatives, agents, servants and contractors may at all reasonable times, without thereby giving rise to any claim or right of action on the part of the Lessee or any other occupier of the Property or any part thereof, enter the Property or any of the Buildings in order to inspect them, to carry out any necessary repairs, replacements, or other works, or to perform any other lawful function in the bona fide interests of the Lessor or the Lessee; but the Lessor shall ensure that this right is exercised with due regard for and a minimum of interference with the beneficial enjoyment of the Property by those in occupation thereof.

13.

Security

13.1.

The Lessee shall at all material times comply with such reasonable requests as are from time to time made in writing by or on behalf of the Lessor for observance by the Lessee and other occupiers of the Property and their invitees, including (without generality being limited) rules and regulations in connection with the security of the Property and the protection of persons and property thereon, including in particular (again without generality being restricted).

13.2.

Whilst the Lessor shall at all times be liable for the maintenance and repair of the burglar alarm or security system on the Property, the Lessee shall take all reasonable measures to prevent the system from being abused, damaged, or rendered inoperative, and shall promptly report to the Lessor or its agent

13.2.1.

any breakdown in the system; and

13.2.2.

any burglary, housebreaking, trespass, or other crime, whether actual or attempted, occurring on or in connection with the Property.

13.3.

Clause 17.1 shall not be construed as implying that the Lessor assumes any liability which it would not otherwise have had in connection with the subject matter of any rule or regulation referred to therein.

14.

Damage to or destruction of premises

14.1.

If the main residential Building on the Property is destroyed or so damaged that it can no longer be beneficially occupied, this lease shall terminate when that happens unless the parties agree in writing otherwise.

15.

Special remedy for breach

15.1.

Should the Lessee default in any payment due under this lease or be in breach of its terms in any other way, and fail to remedy such default or breach within 7 (seven) days after receiving a written demand that it be remedied, the Lessor shall be entitled, without prejudice to any alternative or additional right of action or remedy available to the Lessor under the circumstances without further notice, to cancel this lease with immediate effect, be repossessed of the Property and the Lessor’s Equipment, and recover from the Lessee damages for the default or breach and the cancellation of this lease.

15.2.

Clause 20.1 shall not be construed as excluding the ordinary lawful consequences of a breach of this lease by either party (save any such consequences as are expressly excluded by any of the other provisions of this lease) and in particular any right of cancellation of this lease on the ground of a material breach going to the root of this lease.

15.3.

In the event of the Lessor having cancelled this lease justifiably but the Lessee remaining in occupation of the Property, with or without disputing the cancellation, and continuing to tender payments of the Rent and any other amounts which would have been payable to the Lessor but for the cancellation, the Lessor may accept such payments without prejudice to and without affecting the cancellation, in all respects as if they had been payments on account of the damages suffered by the Lessor by reason of the  nlawful holding over on the part of the Lessee.

16.

Renewal of Lease

16.1.

The Lease Agreement  shall terminate on the Expiry date

16.2.

Should the period of Lease be renewed, a new Lease Agreement shall be entered into save as provided for elsewhere in this agreement for a periodic lease.

17.

New tenants and purchasers

17.1.

The Lessee shall at all reasonable times

17.2.

during the Lease Period, allow prospective purchasers of the Property or of any shares or other interests in the Lessor; and

17.3.

during the last 2 (two) months of the Lease Period, allow prospective tenants of the Property, to enter and view the Property, the interiors of the Buildings and the Lessor’s Equipment.

17.4.

The Lessor, however, undertakes that he will not accept any offer for the purchase of the premises without first offering to sell the premises to the Lessee.The parties hereto agree that should the lessee purschase the property GENESIS REALTY will be regarded as the selling agent who introduced the purchaser to the property..

18.

Domicilia and notices

18.1.

The parties choose as their domicilia citandi et executandi the addresses mentioned in clause 22.1 below, but such domicilium of either party may be changed by written notice from such party to the other party with effect from the date of receipt or deemed receipt by the latter of such notice.

18.1.1.

The Lessor: ______________________________________________

(specify full address)

18.1.2.

The Lessee:______________________________________________

(specify full address)

18.2.

Any notice, demand or other communication properly addressed by either party to the other party at the latter’s domicilium in terms hereof for the time being and sent by prepaid registered post shall be deemed to be received by the latter on the 5 (fifth) business day following the date of posting thereof. This provision shall not be construed as precluding the utilisation of other means and methods (including telefacsimile) for the transmission or delivery of notices, demands and other communications, but no presumption of delivery shall arise if any such other means or method is used.

18.3.

Letters and notices shall be deemed to be received by the Addressee on the 5th (fifth) business day following the day after posting, if posted by registered post to the aforesaid domicilium citandi et executandi or on the day of delivery, if delivered by hand at such domicilium citandi et executandi, or on the date and time as indicated on the fax delivery receipt if faxed to the fax number as indicated on page 1 hereof.

19.

Whole agreement

19.1.

This is the entire agreement between the parties.

19.2.

Neither party relies in entering into this lease upon any warranties, representations, disclosures or expressions of opinion which have not been incorporated into this lease as warranties or undertakings.

19.3.

No variation or consensual cancellation of this lease shall be of any force or effect unless reduced to writing and signed by both parties.

20.

Non-waiver

20.1.

Neither party shall be regarded as having waived, or be precluded in any way from exercising any right under or arising from this lease by reason of such party having at any time granted any extension of time for, or having shown any indulgence to the other party with reference to, any payment or performance hereunder, or having failed to enforce, or delayed in the enforcement of, any right of action against the other party.

20.2.

The failure of either party to comply with any non-material provision of this lease shall not excuse the other party from performing the latter’s obligations hereunder fully and timeously.

21.

Warranty of authority

The person signing this lease on behalf of the Lessor expressly warrants his authority to do so.

22.

Termination of the agreement

1.1

The parties herewith agree  that the lessee is employed at CAPITAL SYPREME(pty)(ltd) and that the lease agreement is subject to the contract of employment.

1.2

The parties further agree that on the termination of the contract of employment, the lease agreement will come to an end and that the contract will be of no further force and effect .

1.3

The lessee will have 30(thirty) days, from date of termination to vacate the property.

SIGNED at ………………………………. on this ………………………………………. 2008

Witnesses:
1 __________________________________
2 __________________________________	______________________________
(Signature of Lessor)

SIGNED at ………………………………. on this ………………………………………. 2008

Witnesses:
1 __________________________________
2 __________________________________	______________________________
(Signature of Lessee)

Initial:_______